Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated September 24, 2025 to the Structured Capital Strategies® Premier Prospectus dated September 17, 2025

This Supplement (“Supplement”) updates certain information in the prospectus dated September 17, 2025 and in any supplements to the prospectus (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The following hereby supplements the “Definitions” in the Prospectus:

Contract — the index-linked individual and group flexible premium deferred annuity contract described in this Prospectus. The “contract” may also be referred to as a registered index-linked annuity, or RILA, in other documents and materials.